SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 10, 2005

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA (Address of Principal Executive Offices)	94588 (Zip Code)

(925) 847-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 10, 2005, E-LOAN, Inc. (the “Company”) issued a press release announcing its first quarter financial results for 2005 (the “Release”). A copy of the Release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 10, 2005, the Company also announced in the Release the resignation of Matthew Roberts and appointment of Darren Nelson as the Company’s Chief Financial Officer. Mr. Roberts has agreed to provide transition services to the Company until October 15, 2005, and is paid $3,125 per month for such services pursuant to a letter agreement with the Company dated May 10, 2005.

Mr. Nelson is 35 years of age and has served as the Company’s Director of Financial Markets since March 2004. Prior to joining the Company, Mr. Nelson served as Vice President of Affiliated Business Relationships, Vice President of Finance, and Vice President – Assistant Controller of Greenpoint Mortgage Funding, Inc. Mr. Nelson holds a B.A. degree in Economics with an emphasis in Accounting from the University of California, Santa Barbara. Mr. Nelson is a Certified Public Accountant, a member of AICPA and a Chartered Financial Analyst.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Exchange Act. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

   (c) Exhibits

Exhibit 10.1	Agreement between E-LOAN, Inc. and Matthew Roberts dated May 10, 2005

Exhibit 99.1	Press Release dated May 10, 2005, entitled "E-LOAN, Inc. Reports First Quarter Results for 2005."

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Mark E. Lefanowicz —————————————— Mark E. Lefanowicz President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement between E-LOAN, Inc. and Matthew Roberts dated May 10, 2005

99.1	Press Release dated May 10, 2005, entitled "E-LOAN, Inc. Reports First Quarter Results for 2005."